                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               September 8, 1997
                                 Date of Report
                       (Date of earliest event reported)



                         TBA ENTERTAINMENT CORPORATION
             (Exact name of registrant as specified in its charter)

        Delaware                    0-22582                        62-1535897
(State or other jurisdiction      (Commission                    (IRS Employer
     of incorporation)            File Number)               Identification No.)


                          402 Heritage Plantation Way
                           Hickory Valley, Tennessee
                    (Address of principal executive offices)

                                     38042
                                   (Zip Code)


                                 (901) 764-2300
              (Registrant's telephone number, including area code)


                          Nashville Country Club, Inc.
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

         On September 8, 1997, Nashville Country Club, Inc. ("NCCI") changed its state of incorporation from Tennessee to Delaware effective as of such date. This change (the "Reincorporation") was accomplished by means of a merger of NCCI into its wholly owned Delaware subsidiary, TBA Entertainment Corporation. As a result of the merger, NCCI changed its name to TBA Entertainment Corporation. The Reincorporation and the name change were approved by the shareholders of NCCI at NCCI's annual meeting of shareholders on September 8, 1997.

         Upon the effective date of the Reincorporation, each outstanding share of NCCI Common Stock was automatically converted into one share of TBA Entertainment Corporation Common Stock and each outstanding NCCI Redeemable Common Stock Purchase Warrant was automatically converted into one Redeemable Common Stock Purchase Warrant of TBA Entertainment Corporation. Additionally, each outstanding share of Series A Convertible Preferred Stock of NCCI was automatically converted into one share of TBA Entertainment Corporation Series A Convertible Preferred Stock upon the effective date. All other warrants and options to purchase NCCI stock have likewise been converted into rights to purchase the same amount of TBA Entertainment Corporation stock. Each certificate representing issued and outstanding shares of Common Stock, Preferred Stock or Redeemable Warrants of NCCI continues to represent the same number of shares of TBA Entertainment Corporation Common Stock, Preferred Stock or Redeemable Warrants, respectively. Shareholders or warrantholders of NCCI are not required to exchange their existing certificates for new certificates.

         As a result of the name change, NCCI's listing on the Nasdaq National Market System will now be under the name TBA Entertainment Corporation, its Common Stock will now be traded under the symbol TBAE and its Redeemable Warrants will be traded under the symbol TBAEW.

         Pursuant to the merger of NCCI and TBA Entertainment Corporation, the directors and executive officers of TBA Entertainment Corporation remained the directors and executive officers of the surviving corporation. NCCI's business, mailing address, principal executive offices and telephone number remain unchanged.

         Reference is hereby made to the Press Release, dated September 8, 1997, issued by NCCI, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         None required.


(b)      RESTATED AND PRO FORMA FINANCIAL INFORMATION

         None required.

(c)      EXHIBITS.


         2.1     Agreement and Plan of Merger between Nashville Country Club, Inc. and TBA Entertainment Corporation,
                 dated September 8, 1997.

         3.1     Certificate of Incorporation of TBA Entertainment Corporation, as filed on August 1, 1997, with the
                 Delaware Secretary of State.

         3.2     Bylaws of TBA Entertainment Corporation.

         3.3     Articles of Merger of Nashville Country Club, Inc. into TBA Entertainment Corporation, as filed with the Tennessee Secretary of State on September 8, 1997.

         3.4     Certificate of Merger of Nashville Country Club, Inc. into TBA Entertainment Corporation, as filed with the Delaware Secretary of State on September 8, 1997.

         4.1     Specimen Common Stock Certificate of TBA Entertainment Corporation.

         4.2     Article IX of the Certificate of Incorporation of TBA Entertainment Corporation (included in Exhibit
                 3.1).

         4.3     Certificate of Designation filed with the Delaware Secretary of State.

         99.1    Press Release

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, NCCI has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NASHVILLE COUNTRY CLUB, INC.



Date:  September 23, 1997                  By: /s/ Thomas J. Weaver III
                                              --------------------------------
                                                   Thomas J. Weaver III
                                                   Chief Executive Officer

                               INDEX TO EXHIBITS

                                                                                            Sequentially
    Exhibit                                                                                   Numbered
    Number                               Description of Document                               Page
    ------                               -----------------------                               ----
 2.1           Agreement and Plan of Merger between Nashville Country Club, Inc. and TBA
               Entertainment Corporation, dated September 8, 1997.
 3.1           Certificate of Incorporation of TBA Entertainment Corporation, as filed on
               August 1, 1997, with the Delaware Secretary of State.

 3.2           Bylaws of TBA Entertainment Corporation.

 3.3           Articles of Merger of Nashville Country Club, Inc. into TBA Entertainment
               Corporation, as filed with the Tennessee Secretary of State on September
               8, 1997.
 3.4           Certificate of Merger of Nashville Country Club, Inc. into TBA
               Entertainment Corporation, as filed with the Delaware Secretary of State on September 8, 1997.

 4.1           Specimen Common Stock Certificate.
 4.2           Article IX of the Certificate of Incorporation of TBA Entertainment
               Corporation (included in Exhibit 3.1).

 4.3           Certificate of Designation filed with the Delaware Secretary of State.

 99.1          Press Release